VK-VICOM-STATSUP 110915

Statutory Prospectus Supplement dated November 9, 2015

The purpose of this mailing is to provide you with changes to the current Statutory Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Comstock Fund

The following information replaces the table in its entirety appearing under the heading “FUND SUMMARY – Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Kevin Holt	Portfolio Manager (lead)	2010 (predecessor fund 1999)
Devin Armstrong	Portfolio Manager	2010 (predecessor fund 2007)
Charles DyReyes	Portfolio Manager	2015
James Warwick	Portfolio Manager	2010 (predecessor fund 2007)”

The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT – Portfolio Managers” in the prospectuses:

“The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Kevin Holt, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or its affiliates since 2010. Mr. Holt served as Portfolio Manager of the predecessor fund since 1999. From 1999 to 2010, he was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	Devin Armstrong, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or its affiliates since 2010. Mr. Armstrong served as Portfolio Manager of the predecessor fund since 2007. From 2007 to 2010, he was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	Charles DyReyes, Portfolio Manager, who has been responsible for the Fund since 2015, and has been associated with Invesco and/or its affiliates since 2015. From 2010 to 2015, he served as a senior equity analyst with Brandywine Global Investment Management.

•	James Warwick, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or its affiliates since 2010. Mr. Warwick served as Portfolio Manager of the predecessor fund since 2007. From 2002 to 2010, he was associated with Van Kampen Asset Management in an investment management capacity.

A lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”

VK-VICOM-STATSUP 110915

AVIF-MSVK-SUP 110915

Statement of Additional Information Supplement dated November 9, 2015

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Series I and Series II shares of the Funds listed below:

Invesco V.I. American Franchise Fund	Invesco V.I. Equity and Income Fund
Invesco V.I. American Value Fund	Invesco V.I. Global Core Equity Fund
Invesco V.I. Comstock Fund	Invesco V.I. Growth and Income Fund
Invesco V.I. Diversified Dividend Fund	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Equally-Weighted S&P 500 Fund	Invesco V.I. S&P Index 500 Fund

The following information replaces in its entirety the information appearing under the heading “PORTFOLIO MANAGERS – Portfolio Manager Fund Holdings and Information on Other Managed Accounts – Investments” and “-Assets Managed” for Invesco V.I. Comstock Fund in Appendix H of the Statement of Additional Information:

Investments

The following information is as of December 31, 2014 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco V.I. Comstock Fund
Devin Armstrong	None[4]	$500,001 - $1,000,000	Over $1,000,000
Kevin Holt	None[4]	Over $1,000,000	Over $1,000,000
Charles DyReyes[5]	None	None	None
James Warwick	None[4]	$100,001 - $500,000	$100,001 - $500,000

Assets Managed

The following information is as of December 31, 2014 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco V.I. Comstock Fund
Devin Armstrong	11	$20,836.8	None	None	3,614[6]	$616.5	[6]
Kevin Holt	11	$20,836.8	1	$218.6	3,614[6]	$616.5	[6]
Charles DyReyes[5]	None	None	None	None	None	None
James Warwick	11	$20,836.8	None	None	3,614[6]	$616.5	[6]

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
[2]	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
[3]	This column reflects the total investments made in any Invesco Fund or Invesco pooled investment vehicle.
[4]	The Portfolio Manager manages and has made investments in an Invesco Fund with the same or similar objectives and strategies as the Fund (a Patterned Fund) as of the most recent fiscal year end of the Patterned Fund.
[5]	The portfolio manager began serving on the Fund effective November 9, 2015. Information for the portfolio manager has been provided as of this same date.
[6]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

AVIF-MSVK-SUP 110915